Long-Term Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt
Long‑Term Debt
2013 Term Loan and Revolving Credit Facility
On September 30, 2013, we entered into a term loan in the amount of $220 million (“Term Loan”) with a $40 million revolving credit line (“Revolving Credit Facility”). Borrowings under the Term Loan and Revolving Credit Facility accrued interest at LIBOR plus 6.25%, subject to a 1% LIBOR floor, and were secured by a first priority lien and security interest in all assets of the Company. Proceeds from the Term Loan were used to pay off 100% of our debt outstanding, including accrued interest, at September 30, 2013, with excess proceeds from the Term Loan and the Revolving Credit Facility used to fund growth and working capital needs. The Term Loan and Revolving Credit Facility were scheduled to mature on September 30, 2019 and September 30, 2018, respectively, with quarterly and monthly payments of principal and interest, respectively.
Under the Term Loan and Revolving Credit Facility we were required to comply, subject to certain exceptions and materiality qualifiers, with certain customary affirmative and negative covenants, including, but not limited to, covenants pertaining to reporting, insurance, collateral maintenance, change of control, transactions with affiliates, distributions, and limitations on additional indebtedness. In addition, the Term Loan and Revolving Credit Facility included a maximum leverage ratio of 3.5x EBITDA (earnings before interest, taxes, depreciation, and amortization) to total debt, which became effective March 31, 2014.
In 2015, given the then near‑term economic uncertainty and volatility of commodity prices, we determined that we were likely to be out of compliance with the leverage ratio covenant under the Term Loan and Revolving Credit Facility at the March 31, 2016 test date. Accordingly, the Company and its equity sponsor, Energy Capital Partners (“ECP”), commenced negotiations with the lenders to amend the covenants and leverage ratio in the Term Loan and Revolving Credit Facility. The resulting amendment and waiver agreement was executed on June 8, 2016. Under the terms of the amendment, ECP infused $40 million of additional equity into the Company, $10 million of which was reserved for working capital, with up to $30 million available to repurchase debt. A minority shareholder also infused $0.425 million alongside ECP to prevent dilution. The amendment and waiver also suspended the leverage ratio test until June 30, 2017, and provided us with 30 days to deliver any past‑due financial statements.
Gain on Extinguishment of Debt — in connection with the amendment to the Term Loan and Revolving Credit Facility, we initiated an auction process with the lenders to repurchase a portion of debt for a price of 80 cents, at a 20% discount to par value. The auction settled on June 16, 2016 as the Company repurchased a total amount of $37.5 million of debt for $30 million plus $0.525 million in debt extinguishment auction costs, leading to a gain on extinguishment of debt of $6.975 million.
On January 13, 2017, we repaid $75 million of the outstanding balance under the Term Loan and repaid the remaining balance of $13.5 million under the Revolving Credit Facility using a portion of the proceeds from the private placement offering. On March 22, 2017, we retired the $71.8 million remaining balance of the Term Loan, along with accrued interest, using a portion of the proceeds from our IPO. Each of the Term Loan and Revolving Credit Facility were terminated in accordance with their terms upon the repayment of outstanding borrowings.
Equipment and Manufacturing Notes
On November 24, 2015, we entered into 36‑month financing arrangement for three hydraulic fracturing fleets in the amount of $25 million, and a portion of the proceeds were used to pay off the previous manufacturer notes, with the remainder being used for additional liquidity.
On June 30, 2017, we entered into a financing arrangement for the purchase of light vehicles. As of June 30, 2017, we purchased certain light vehicles under this financing arrangement in the amount of $0.2 million.
ABL Credit Facility
On March 22, 2017, we entered into a new revolving credit facility with a $150 million borrowing capacity (“ABL Credit Facility”). Borrowings under the ABL Credit Facility accrue interest based on a three‑tier pricing grid tied to availability, and we may elect for loans to be based on either LIBOR or base rate, plus the applicable margin, which ranges from 1.75% to 2.25% for LIBOR loans and 0.75% to 1.25% for base rate loans, with no LIBOR floor. Borrowings under the ABL Credit Facility are secured by a first priority lien and security interest in substantially all assets of the Company. The ABL Credit Facility has a tenor of 5 years and a borrowing base of 85% of eligible accounts receivable less customary reserves. Under this facility we are required to comply, subject to certain exceptions and materiality qualifiers, with certain customary affirmative and negative covenants, including, but not limited to, covenants pertaining to our ability to incur liens, indebtedness, changes in the nature of our business, mergers and other fundamental changes, disposal of assets, investments and restricted payments, amendments to our organizational documents or accounting policies, prepayments of certain debt, dividends, transactions with affiliates, and certain other activities. In addition, the ABL Credit Facility includes a Springing Fixed Charge Coverage Ratio of 1.0x when excess availability is less than the greater of (i) 10% of the lesser of the facility size and the Borrowing Base and (ii) $12 million. The ABL has a commitment fee of 0.375%, which reduces to 0.25% if utilization is greater than 50% of the borrowing base.
Total debt consisted of the following at June 30, 2017 and December 31, 2016, respectively:

($ in thousands)	2017	2016
ABL Credit Facility	$—	$—
6.25% "Term loan" due September 2019	—	146,750
Revolving Credit Facility	—	13,500
Equipment financing	16,547	19,193
Total debt	16,547	179,443
Less deferred loan costs, net of amortization	—	3,116
Subtotal	16,547	176,327
Less current portion of long-term debt	6,337	16,920
Total long-term debt, net of deferred loan costs	$10,210	$159,407

As of June 30, 2017, the ABL Credit Facility was undrawn. The loan origination costs relating to the ABL Credit Facility are classified as an asset in the balance sheet.
Annual Maturities — Scheduled remaining annual maturities of total debt are as follows at June 30, 2017:

($ in thousands)
2017	$3,081
2018	13,350
2019	77
2020	39
Total	$16,547

LONG‑TERM DEBT
On September 30, 2013, the Company entered into a term loan in the amount of $220 million with a $40 million revolving credit line. The facility is secured by a first priority lien and security interest in all assets and equity of the Company. The senior secured credit facility carries a 6.25% interest rate, plus Eurodollar Rate with a 1% floor. The term loan is due September 30, 2019, and requires quarterly principal and interest payments. The revolving credit facility matures on September 30, 2018. The loan proceeds were used to pay off 100% of prior debt outstanding, plus any accrued interest due through September 30, 2013. The excess cash proceeds from the term loan, plus the $40 million revolver, were used as needed to fund growth and working capital needs.
During 2014, the Company additionally entered into certain term notes with the equipment manufacturer of certain fracturing equipment. The interest rate is 9.5% and requires monthly principal and interest payments in 13 installments. The short‑term financing allowed the Company to maintain maximum liquidity and make future monthly payments with the cash flow the fracturing equipment generated.
On November 24, 2015, the Company entered into 36‑month financing arrangement for three hydraulic fracturing fleets in the amount of $25 million, and a portion of the proceeds were used to pay off the manufacturer notes, with the remainder being used for additional liquidity.
The estimated fair value of the term loan at December 31, 2016 was approximately 89% of the carrying value, or $130.6 million, compared to $146.8 million carrying value. The estimated fair value of the term loan at December 31, 2015 was approximately 60% of the carrying value, or $117.2 million, compared to $195.3 million carrying value. The fair value of the revolver and the equipment financing approximates their carrying values.
Total debt consisted of the following notes at December 31, 2016 and 2015, respectively:

	2016	2015
6.25% Term loan due September 2019	$146,750,000	$195,250,000
Revolving credit facility	13,500,000	38,500,000
Equipment refinancing	19,192,838	24,488,140
Total debt	179,442,838	258,238,140
Less deferred loan costs, net of amortization	3,115,679	5,067,009
Subtotal	176,327,159	253,171,131
Less current portion of long‑term debt	16,920,074	16,295,302
Total long‑term debt, net of deferred loan costs	$159,407,085	$236,875,829

Covenants — The Company is required to meet certain affirmative and negative covenants that are considered normal and customary for arrangements of this type, with customary exceptions and materiality qualifiers, including, but not limited to, reporting requirements, insurance, maintenance of collateral, and limitations on additional indebtedness, change of control, transactions with affiliates, and distributions.
The financial covenant applicable is a maximum leverage ratio of 3.5x EBITDA (earnings before interest, taxes, depreciation, and amortization) to total debt. Effective March 31, 2014, the Company was required to be in compliance with these financial covenants. The Company was in compliance with the financial covenant at December 31, 2015.
In 2015 given the then near‑term economic uncertainty and volatility of commodity prices, the Company and its equity sponsor, Energy Capital Partners, engaged the lenders in negotiation to amend the existing credit agreement and negative covenants whereby the leverage ratio covenant was expected to be out of compliance as of March 31, 2016 test date. The amendment and waiver agreement was executed on June 8, 2016. The amended credit agreement key terms included Energy Capital Partners infusing $40 million of additional equity into the Company, $10 million of which was reserved for normal working capital and up to $30 million available to repurchase debt (see Note 18). A minority shareholder also infused $0.425 million alongside Energy Capital Partners to prevent dilution. The amendment and waiver also stated that there shall be no leverage ratio test until June 30, 2017, and any required financial statements past‑due were provided within 30 days.
Gain on Extinguishment of Debt — following the credit amendment on June 8, 2016, the Company initiated an auction process with the lenders to repurchase a portion of debt for a price of 80 cents, or a 20% discount to par value. The auction settled on June 16, 2016 as the Company repurchased a total amount of $37.5 million of debt for $30 million plus $0.525 million in debt extinguishment auction costs, leading to a gain on extinguishment of debt of $6.975 million.
Annual Maturities — Scheduled annual maturities of total debt are as follows at December 31, 2016:

2017	$16,920,074
2018	37,772,764
2019	124,750,000
Total	$179,442,838

On January 13, 2017, the Company paid down $75 million of the term loan using a portion of the proceeds from the private placement offering (see note 18). The one‑time principal payment of $75 million will be applied to the term debt with the remaining principal due upon maturity in 2019.